UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	June 5, 2013

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 5, 2013, The Procter & Gamble Company (the “Company”) announced the grouping of its Global Business Units into four industry-based sectors.  In connection with the organizational changes associated with that grouping, E. Dimitri Panayotopoulos, currently Vice Chairman, Global Business Units, will leave that position and has been elected Vice Chairman and Advisor to the Chairman and CEO, effective July 1, 2013.

The Company is filing this 8-K pursuant to Item 5.02(b), “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

ITEM 7.01   REGULATION FD DISCLOSURE

The Company issued a news release on June 5, 2013 announcing the changes to E. Dimitri Panayotopoulos’ role in addition to other organizational changes.  A copy of this news release is furnished as Exhibit 99 to this report.

The Company is furnishing the information under this item pursuant to Item 7.01, “Regulation FD Disclosure.”  The information in Exhibit 99 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                          THE PROCTER & GAMBLE COMPANY

                                                                                          BY:  /s/ Susan S. Whaley
                                                                                                Susan S. Whaley
                                                                                                Assistant Secretary
                                                                                                June 5, 2013

EXHIBIT(S)

99.     News Release by The Procter & Gamble Company dated June 5, 2013.